UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
CHARTWELL INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Chartwell International, Inc.
140 East Main Street
Middletown, NY 10940
Telephone: (949) 335-5319
To the Stockholders of Chartwell International, Inc.:
     You are cordially invited to attend an Annual Meeting of Stockholders of Chartwell International, Inc. (the “Company”) to be held at 1:00 p.m. (PST), on November 14, 2007, at the law offices of Weintraub Genshlea Chediak, 400 Capitol Mall, Suite 1100, Sacramento, California 95814.
     At the meeting, you will be asked (i) to elect three (3) directors of the Company, and (ii) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.
     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Imre Eszenyi
Imre Eszenyi
Chairman of the Board

October 3, 2007
Middletown, New York

Chartwell International, Inc.
140 East Main Street
Middletown, NY 10940
Telephone: (949) 335-5319
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 14, 2007

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Chartwell International, Inc. (the “Company”), a Nevada corporation, will be held at the law offices of Weintraub Genshlea Chediak, 400 Capitol Mall, Suite 1100, Sacramento, California 95814, on November 14, 2007, at 1:00 p.m. (PST) for the following purposes:
1.	To elect three (3) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To transact such other business as may properly come before the meeting.
     The Board of Directors has fixed the close of business on October 2, 2007, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.
     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors

/s/ Paul Biberkraut

Name:	Paul Biberkraut
Corporate Secretary
October 3, 2007
Middletown, New York
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO OUR CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Chartwell International, Inc.
140 East Main Street
Middletown, NY 10940
Telephone: (949) 335-5319
PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION
     We are furnishing this proxy statement to you in connection with an Annual Meeting of Stockholders of Chartwell International, Inc. (the “Company”) to be held on November 14, 2007, at 1:00 p.m. (PST) at the law offices of Weintraub Genshlea Chediak, 400 Capitol Mall, Suite 1100, Sacramento, California 95814, and at any postponement or adjournment thereof (the “Meeting”).
     Only stockholders of record on October 2, 2007 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with us written notice of its revocation addressed to: Corporate Secretary, Chartwell International, Inc., P.O. Box 15308, Newport Beach, California 92659, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
     This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of our stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
     Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.
     This Proxy Statement and form of proxy were first mailed on or about October 10, 2007 to stockholders of record as of October 2, 2007.
Help Us Reduce Costs of Our Annual Meeting
     To help us reduce costs related to our annual meeting, we ask all stockholders who vote through the Internet to consent to electronic delivery of mailings related to future stockholder meetings. Companies may make their proxy statements and annual reports available online and eliminate mailing hard copies of these documents to those stockholders who consent in advance to electronic distribution. If you hold shares in your own name and you are voting via the Internet, you can consent online when you vote. If you hold shares through an intermediary, such as a broker or bank, please refer to the information provided by your bank or broker for instructions on how to consent to electronic distribution.

RECORD DATE AND VOTING RIGHTS
     We are currently authorized to issue up to 100,000,000 shares of Common Stock, $0.001 par value and 25,000,000 shares of Preferred Stock, $0.001 par value. As of October 2, 2007, 14,041,361 shares of Common Stock were issued and outstanding and 1,950 shares of Series A Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The shares of Series A Preferred Stock are not entitled to voting rights. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 2, 2007.
     A majority of the outstanding shares of our Common Stock, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.
     Under Nevada law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.
PROPOSAL 1 — ELECTION OF DIRECTORS
General Information
     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board currently consists of three (3) members.
     At the Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of our Board of Directors.
Nominees for Director
     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three (3) nominees named below. If any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.
     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Imre Eszenyi	39
David Adams	49
Charles Srebnik	73

Biographies

Imre Eszenyi	Director since 2005
     Mr. Imre Eszenyi, CFA, is the founder and is currently the Managing Partner of Orchestra Finance L.L.P., a London-based independent investment firm, which is authorized and regulated by the Financial Services Authority. Mr. Eszenyi founded the Orchestra Companies in 2001. In 2005, Mr. Eszenyi joined the Board of Directors and currently serves as our Acting President, Vice President and Chairman of the Board. Previously, he has gained extensive experience in structuring and execution of capital markets and private equity transactions globally while serving in various senior capacities at global investment banking firms, including UBS Warburg, Credit Suisse First Boston and Bankers Trust. Most recently with the Orchestra Finance L.L.P., Mr. Eszenyi was involved in providing financing for fast developing publicly-listed companies, including ThermoGenesis Corp. (“KOOL”), FX Energy, Inc. (“FXEN”) and Telkonet, Inc. (“TKO”). Mr. Eszenyi received an M.B.A. from Ohio University, where he was sponsored by the George Soros Foundation, and attended the Janus Pannonius University of Economics. He is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research.

David C. Adams	Director since 2005
     David Adams joined the Board of Directors in April 2005, and also serves as Assistant Corporate Secretary. He is a shareholder of the law firm of Weintraub Genshlea Chediak representing public and private corporations in the areas of intellectual property, corporate finance, mergers and acquisition, and regulatory matters from 2007 to the present. From 2000 to 2007, he was a shareholder of the law firm of Bullivant Houser Bailey representing public and private corporations. From November 1996 to 2000, he served as General Counsel and V.P of Business Development for ThermoGenesis Corp. (“KOOL”). Mr. Adams received his Bachelor of Arts Degree in Psychology, with High Distinction, from the University of Colorado, Colorado Springs in 1984, and his Juris Doctorate, with Distinction, from the University of the Pacific, McGeorge School of Law in 1988.

Charles Srebnik	Director since 2005
     Charles Srebnik has been engaged in the Investment Banking industry for more than four decades. For the past twenty-five years, Mr. Srebnik has been an independent financial consultant with the firm, Charles Srebnik and Associates, and he has managed a privately held family fund. In 1992, he was the Chairman of the Rockland Bioscience Park Corporation. From 1990 to 1992, Mr. Srebnik was a contractor to the Resolution Trust Corporation. In 1981, he co-founded Genetic Engineering, Inc. (a biotechnology company) and served as its Chairman of the Board of Directors and President until it was acquired by Miller Diversified Corporation in 1992. Between 1975 and 1980, he served as the Director of Special Situations in the Corporate Finance Department of D.H. Blair & Co., Inc. He is a life member of the World Simmental Federation and a member of the Holstein Association.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

Directors and Executive Officers of the Company
     Set forth below is information about our directors, executive officers and key employees:

Name	Position	Age
Imre Eszenyi	Chairman of Board; Acting President and Vice President	39

Paul Biberkraut	Chief Financial and Administrative Officer and Secretary	46

David C. Adams	Director; Assistant Secretary	49

Charles Srebnik	Director; Chairman of Audit Committee	73
     The Board of Directors appoints the executive officers. Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.
Biographies
     The biographies of Messrs. Eszenyi, Adams and Srebnik can be found under Proposal 1 — Election of Directors.
     Paul Biberkraut joined us as our Chief Financial and Administrative Officer in January 2006. From December 2002 through January 2006, Mr. Biberkraut was the Executive Vice President, Chief Financial Officer and Secretary of Superior Galleries, Inc., a publicly traded dealer and auctioneer of rare coins. Mr. Biberkraut was a member of the Board of Directors of Superior Galleries, Inc. from December 2002 through December 2006. From December 2000 to November 2002, Mr. Biberkraut was a senior finance for information technology at PacifiCare Health Systems, Inc., a public traded health care insurance company. Mr. Biberkraut attended McGill University where he received a Bachelor of Commerce and Graduate Diploma in Public Accountancy, and he received an M.B.A. from Pepperdine University. Mr. Biberkraut is a Chartered Accountant and is a member of Canadian Institute of Chartered Accountants.
Committees of the Board of Directors
Audit Committee
     The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee currently consists solely of Charles Srebnik. From December 2, 2005, Mr. Srebnik served as the chairman of our Audit Committee, and is qualified as an Audit Committee Financial Expert. Mr. Srebnik is independent as determined by the

NASD listing standards. We are currently seeking additional candidates to serve as independent directors on our Audit Committee. Our Audit Committee met four (4) times in fiscal 2007.
Audit Committee Report
The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
After review and discussions, as mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company’s Annual Report on Form 10-KSB.

Respectfully Submitted, Audit Committee of Chartwell International, Inc., Charles Srebnik, Chair

Compensation Committee
     Our Board of Directors has not established a separate compensation committee nor any other committee that acts as such a committee. Instead, the entire Board of Directors reviews and approves executive compensation policies and practices, reviews, salaries and bonuses for our officers, administers our benefit plans, and considers other matters as may, from time to time, be referred to it.
     Our Board continues to emphasize the important link between our performance, which ultimately benefits all shareholders, and the compensation of our executives. Therefore, the primary goal of our executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, we attempt to (i) offer compensation opportunities that attract and retain executives whose abilities and skills and critical to our long-term success and reward them for their efforts in ensuring our success and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company.
     We use several factors to determine the amount of salary and other benefits to pay each executive, including our financial stability, potential value of what the executive can provide and the value that executive has previously provided to us. These elements and our decisions regarding such elements fit into our overall compensation objectives by assisting in securing the future potential of our operations, facilitating the entry and enhancement of new and existing markets, providing proper compliance and regulatory oversight and guidance, and helping to create a cohesive team.

Nominations to the Board of Directors
     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the natural resources and rail-based transportation industries. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
     We do not have a nominating committee or a written charter related to our nomination process. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The members of the Board of Directors perform some of the same functions of a Nominating Committee, such as recommending a slate of directors for election at the annual meeting.
     In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Corporate Secretary, P.O. Box 15308, Newport Beach, California 92659.
     In fiscal 2007, the Board of Directors met four (4) times. Each director attended all of the meetings of its Board of Directors and of the committees upon which he served. All Directors attended the 2007 annual meeting of stockholders. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.
     Stockholders may send communications to the Board by mail to the Chairman of the Board, Chartwell International, Inc., P.O. Box 15308, Newport Beach, California 92659.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
Summary Compensation
     The summary compensation table below shows certain compensation information for services rendered in all capacities to us by our chief executive officer and by each other executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal years ended June 30, 2007 and 2006. Other than as set forth below, no executive officer’s total annual salary and bonus exceeded $100,000 during our last fiscal period.
Summary Compensation Table

						NON-
						EQUITY	NON-
						INCENTI	QUALIFIED
						VE	DEFERRED	ALL
						PLAN	COMPENSA	OTHER
				STOCK	OPTION	COMPEN	TION	COMPENS
NAME AND		SALARY	BONUS	AWARDS (4)	AWARDS (4)	SATION	EARNINGS	ATION	TOTAL
PRINCIPAL	YEAR	($)	($)	($)	($)	($)	($)	($)	($)
POSITION (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Imre Eszenyi, Chairman of the Board, Acting	2007	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
President and Vice President (1)	2006	$-0-	$-0-	$112,500	$-0-	$-0-	$-0-	$-0-	$112,500
Paul Biberkraut, Chief Financial and	2007	$183,462	$10,000	$-0-	$-0-	$-0-	$-0-	$-0-	$194,074
Administrative Officer and Secretary(2)	2006	$82,500	$10,000	$37,500	$149,940	$-0-	$-0-	$-0-	$279,940
Thomas Winant, Vice President	2007	$120,000	$-0-	$-0-	$-0-	$-0-	$-0-	$76,560	$196,560
of Sales and Operations(3)	2006	$6,846	$-0-	$-0-	$72,590	$-0-	$-0-	$3,423	$82,859

(1)	Mr. Eszenyi does not have an employment engagement and does not receive compensation for his duties as acting president. Aggregate number of stock awards outstanding as of June 30, 2007 is 75,000.

(2)	Mr. Biberkraut became an officer of Chartwell on January 16, 2006.

(3)	Mr. Winant joined Chartwell on June 12, 2006. All other compensation consists of commission.

(4)	The assumptions underlying the valuation of stock awards and option awards can be found in Note 10 of our Notes to Consolidated Financials that begin on page 47 of this document.
Employment Agreements
     Effective January 16, 2006, we entered into an employment with Paul Biberkraut to serve as our Chief Financial and Administrative Officer. Mr. Biberkraut is paid an annual salary of $180,000 subject to an increase of up to 15% based on an annual review. Initially, Mr. Biberkraut was paid a bonus of $10,000 on January 16, 2006 and an additional bonus of $10,000 was paid on July 15, 2006. Mr. Biberkraut is entitled to participate in our cash management incentive bonus and equity incentive plans upon formation and approval by the Board of Directors, provided, however, cash bonuses shall not exceed 50% of each his base salary then in effect. Additionally, Mr. Biberkraut was granted 25,000 shares of restricted common stock vesting based on certain future liquidity events and awarded an option to acquire 150,000 shares of common stock vesting in equal increments on February 15, 2007 and February 15,

2008. The employment agreement may be terminated prior to the expiration of the agreement upon the mutual agreement of us and Mr. Biberkraut, respectively.
Outstanding Equity Awards at Fiscal Year-End

	OPTION AWARDS					STOCK AWARDS
EQUITY
INCENTIVE
PLAN
								EQUITY	AWARDS:
								INCENTIVE	MARKET OR
			EQUITY					PAN AWARDS:	PAYOUT
			INCENTIVE PLAN			NUMBER	MARKET	NUMBER OF	VALUE OF
			AWARDS:			OF	VALUE OF	UNEARNED	UNEARNED
	NUMBER OF	NUMBER OF	NUMBER OF			SHARES	SHARES	SHARES,	SHARES,
	SECURITIES	SECURITIES	SECURITIES			OR UNITS	OR UNITS	UNITS OR	UNITS OR
	UNDERLYING	UNDERLYING	UNDERLYING			OF STOCK	OF STOCK	OTHER	OTHER
	UNEXERCISED	UNEXERCISED	UNEXERCISED	OPTION	OPTION	THAT	THAT	RIGHTS THAT	RIGHTS THAT
	OPTIONS (#)	OPTIONS (#)	UNEARNED	EXERCISE	EXPIRATION	HAVE NOT	HAVE NOT	HAVE NOT	HAVE NOT
NAME	EXERCISABLE	UNEXERCISEABLE	OPTIONS (#)	PRICE ($)	DATE	VESTED (#)	VESTED ($)	VESTED (#)	VESTED ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Imre Eszenyi	—	—	—	—	—	—	—	—	—
Paul Biberkraut (1)	75,000	—	75,000	$3.00	02/15/11	25,000	$18,750	—	—
Thomas Winant (2)	50,000	—	50,000	$2.70	06/12/11	—	—	—	—

(1)	The 150,000 common stock options were granted under our 2006 Equity Incentive Plan with a vesting schedule of 75,000 options on 02/15/07 and 75,000 options on 02/15/08. If there is a change in control all unvested options immediately vest. The stock grant of 25,000 common shares vests at earlier of certain liquidity events in our common stock or January 1, 2009.

(2)	The 100,000 common stock options were granted under our 2006 Equity Incentive Plan with a vesting schedule of 50,000 options on 06/12/07 and 50,000 options on 06/12/08. If there is a change in control all unvested options immediately vest.
Compensation of Directors
     During the year ended June 30, 2007, our directors did not receive any compensation with the exception of the chairman of our audit committee who received cash compensation of $1,000 per in-person board meeting and $500 per telephonic board meeting totaling $6,000 and received a restricted stock of 25,000 shares of our common stock valued at $29,500. All directors are reimbursed for certain expenses in connection with attendance at board meetings. Effective July 1, 2007, the auditor committee chairman’s cash compensation became $1, 000 per month.
     During the eleven months ended June 30, 2006, each of our non-employee directors received restricted stock grants of 75,000 shares of our common shares valued $112,500 and all directors are reimbursed for certain expenses in connection with attendance at board meetings. Additionally, the chairman of our audit committee received cash compensation of $1,000 per in-person board meeting and $500 per telephonic board meeting up to a maximum of $10,000 per year and received a restricted stock of 25,000 shares of our common stock valued at $37,500.

     The following table summarizes the compensation earned by directors for the year ended June 30, 2007:

CHANGE IN
PENSION VALUE
AND
	FEES			NON-EQUITY	NONQUALIFIED
	EARNED			INCENTIVE	DEFERRED
	OR PAID	STOCK	OPTION	PLAN	COMPENSATION	ALL OTHER
	IN CASH	AWARDS	AWARDS	COMPENSATION	EARNINGS	COMPENSATION
NAME	($)	(1) ($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)		(f)	(g)
David Adams	$—	$—	$—	$—	$—	$—
Charles Srebnik	$6,000	$29,500	$—	$—	$—	$—

(1)	The assumptions underlying the valuation of stock awards can be found in Note 10 of our Notes to Consolidated Financials that begin on page 47 of this document.

The aggregate number of stock awards outstanding at June 30, 2007 for Mr. Adams is 75,000 and for Mr. Srebnik, 125,000.
     As we continue to seek, identify and retain additional independent directors, a director compensation policy in the form of stock-based compensation or cash, or a combination of both, will be established. We are actively seeking at least two independent board members who have relevant industry experience and financial expertise. We anticipate having a majority of outside independent directors.
Compliance with Section 16 of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. We believe that all reports required by Section 16(a) for transactions in the year ended June 30, 2007, were timely filed.

Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth, as of August 3, 2007, the number and percentage of outstanding shares of our common stock owned by (i) each person known to us to beneficially own more than 5% of our outstanding common stock, (ii) each director, (iii) each named executive officer, and (iv) all executive officers and directors as a group. Share ownership is deemed to include all shares that may be acquired through the exercise or conversion of any other security immediately or within the next sixty days. Such shares that may be so acquired are also deemed outstanding for purposes of calculating the percentage of ownership for that individual or any group of which that individual is a member. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

		Amount and Nature
		of Beneficial	Percentage of
Name and Address		Ownership of	Common Stock
of Beneficial Owner	Title of Class	Common Stock(1)	Outstanding(1)
Imre Eszenyi(2) (7)	Common	317,170	2.26%
Paul Biberkraut(2)	Common(3)	100,000	*
David Adams(2)	Common	178,750	1.27%
Charles Srebnik(2)	Common(4)	225,000	1.60%
International Kapitalanagegesellsc haft m.b.H acting on behalf of Fund “Merlin Master Funds INKA” Georg-Glock-Strasse 14 40474 Dusseldorf, Germany	Common (5)	2,200,000	14.82%
Fonditel Velociraptor, FL Pedro Teixeira Street, 8, 3rd Floor 28020 Madrid, Spain	Common(6)	1,500,000	10.68%
Bayern Invest Kapitalanagegesellschaft m.b.H c/o Brown Brothers Harriman 140 Broadway New York, NY 10005	Common	761,614	5.42%
Gerlach & Company c/o Citibank 333 West 34th Street, 3rd Floor New York, NY 10001	Common	700,000	5.02%
PICIAS Limited (7) Palm Grove House Road Town Tortola, British Virgin Islands	Common	4,298,831	30.62%
Faisal A. Alhegelan c/o Hogan & hartson L.L.P. 555 Thirteenth Street, NW Washington, DC 20004	Common (8)	737,171	5.02%
All Executive Officers and Directors as a Group (4 persons)	Common(3)(4)	820,920	5.85%

*	Less than one percent

(1)	Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books showing 14,041,361 shares of common stock outstanding as of August x, 2007. We are informed that these persons hold the sole voting and dispository power with respect to the common stock except as noted herein. For purposes of computing “beneficial ownership” and the percentage of outstanding common stock held by each person or group of persons named above as of August x, 2007, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The address for Messrs. Eszenyi, Biberkraut, Adams, and Srebnik is 140 East Main Street, Middletown, New York 10940.

(3)	Includes 75,000 shares of common stock issuable upon the exercise of options held by Mr. Biberkraut which are exercisable within 60 days of this table.

(4)	Includes 100,000 shares owned by Mr. Srebnik’s spouse, of which Mr. Srebnik disclaims beneficial ownership.

(5)	Includes 800,000 shares INKA has the right to acquire within 60 days upon conversion of 1,950 shares of our Series A Preferred Stock.

(6)	Includes 500,000 shares held in the name of Eurovalor Estados Unidos, FI based on our knowledge that the two entities are controlled or are under the common direction of the same principals.

(7)	PICIAS Limited is a British Virgin Islands company owned by a trust established for the benefits of Mr. Imre Eszenyi’s children. The trust is irrevocable, has independent trustees and administrators. Mr. Eszenyi disclaims beneficial ownership and based on Section 16(a) filings with the SEC and to our knowledge, has no direct or indirect control or direction over any of the shares.

(8)	Includes approximately 637,171 shares Mr. Alhegelan has the right to acquire within 60 days pursuant to conversion rights that are part of a convertible promissory note issued to Mr. Alhegelan.
Equity Compensation Plan Information
     The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights that we have granted under (a) our 2006 Equity Incentive Plan and (b) individual compensation arrangements in exchange for consideration in the form of goods or services as of June 30, 2007.
Equity Compensation Plan Information

Number of
securities
remaining
available for
future issuance
	Number of securities		under equity
	to be issued upon	Weighted-average	compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding	securities
	warrants	options, warrants	reflected in
Plan Category	and rights(1)	and rights	column (a))
Equity compensation plans approved by security holders(2)	950,000	$2.62	632,010
Equity compensation plans not approved by security holders	—	$—	N/A
Total	950,000	$2.62	632,010

(1)	Number of shares is subject to adjustment in the future for changes in capitalization resulting from stock splits, stock dividends and similar events.

(2)	Consists of our 2006 Equity Incentive Plan. This Plan authorizes us to grant options to purchase up to 9% of the sum of the number of outstanding shares of our common stock and the number shares attributed to convertible securities during the term of our Plan.
     Our 2006 Equity Incentive Plan was approved by our shareholders at our annual shareholders’ meeting on February 8, 2006. This plan permits us to grant nonqualified stock options. Options under this plan generally vest over one to four years, though the vesting periods may vary from person to person, and are exercisable subject to continued employment and other conditions.
Certain Relationships and Related Party Transactions
     From our inception on March 3, 2005 until June 26, 2006, we used administrative personnel and had the use of office space at 1124 Smith Street, Suite 304, in Charleston, West Virginia, which is the business address of our Chairman, Mr. Imre Eszenyi’s father-in-law. We did not pay rent or other expenses associated with our use of the space and administrative personnel.

     During the fiscal period ended July 31, 2005, Mr. Eszenyi, paid certain operating expenses such as audit fees, business license fees, and transfer agent fees from his personal funds. These expenses were reimbursed by us subsequent to our fiscal year end pursuant to our policies on business expenses. Although the amounts paid in the aggregate are significantly less than $60,000, the Board of Directors reviewed and evaluated the personal undertakings and approved of the payments on our behalf.
     On July 30, 2005, we paid $418,000 in cash and issued 278,830 shares of common stock valued at $418,000 to agents of Orchestra Finance, LLP (“Orchestra”) for financing placement fees. Mr. Imre Eszenyi is the Managing Partner of Orchestra.
     On September 30, 2005, we issued 155,000 shares valued at $232,000 to Orchestra in connection with the acquisition of E-Rail and Belville. From October 2005 through March 2006, we paid $16,000 in cash and issued 49,850 shares of common stock valued at $83,000 to Orchestra for consulting and financing placement fees. Additionally, on March 15, 2006, we entered into a two-year agreement with Orchestra, whereby Orchestra would provide management and financial advisory services to us for a monthly fee of $10,000 retroactive to January 1, 2006. As of June 30, 2007, we reported $10,000 due to Orchestra for consulting and financing placement fees
     We paid $145,000 and $460,000 in cash for legal services to a law firm, Bullivant Houser Bailey, during the year ended June 30, 2007 and the eleven months ended June 30, 2006, respectively, of which, David Adams, a director of ours was a shareholder. In addition, we reported $4,000 due to a law firm, Weintraub Genshlea Chediak, of which, David Adams, a director of ours is a shareholder, for legal services at June 30, 2007.
     On March 5, 2007 we issued 1,950 Series A Stock for a purchase price of $0.50 per share to International Kapitalanagegesellsc haft m.b.H acting on behalf of Fund “Merlin Master Funds INKA” (“INKA”), a 5% beneficial owner of our shares.   Additionally, INKA acquired a redemption right. The 1,950 shares of Series A Stock and the redemption right were acquired for an aggregate purchase price of $2,000,000 consisting of $1,500,000 in cash and 400,000 shares of our common stock redeemed at a value of $500,000. On March 5, 2007 we redeemed the 400,000 shares of common stock valued at $500,000 in exchange for a portion of the issuance of 1,950 Series A preferred shares and related redemption rights. Our management valued the shares of common stock at $1.25 per share, the then current stock market price.
Legal Proceedings
     On or about May 23, 2007, our subsidiaries, Hudson Logistics, Inc. and Hudson Logistics Loading, Inc. filed a complaint in the Superior Court of New Jersey against New York & Greenwood Lake Railway and Northern & Bergen Railroad, LLC (“N&BR”) for breach of contract, breach of implied covenant of good faith and fair dealing, fraud and tortious interference with business relationship. On August 29, 2006, Hudson and HLL completed the acquisition of certain agreements from Steel Wheels Transport, LLC and Team G Loading, LLC, that they respectively held with Greenwood. One agreement is a Facility Capacity Agreement, which grants Hudson the exclusive right to utilize a guaranteed amount of capacity at Greenwood’s railroad at Dundee Yard in Passaic, New Jersey. The other agreement is a Railroad Car Loading Agreement, which grants HLL the exclusive right to perform loading of bulk materials primarily consisting of construction and demolition debris to railcars at Greenwood’s railroad at Dundee Yard. The agreements had been held by Steel Wheels and Team G, respectively, both of whom had filed for protection under Chapter 11 of the Federal Bankruptcy laws on June 14, 2006. While in bankruptcy, we negotiated with Steel Wheels, Team G and Greenwood to allow Hudson and HLL to acquire the agreements. Greenwood had represented to us that (i) a host community fee it insisted we pay to the City of Passaic was $0.75 per ton but in actuality it was $1.50 per ton; (ii) it would freeze its rate charged to use its 1.1 mile interchange track rail-line at then current rates; and (iii) it would enter into good faith negotiations over new terms for the agreements. Greenwood repeatedly refused to negotiate with us over new terms for the agreements and decided to sell all of its assets to N&BR. We were advised that as a result of such a sale, our rates to use the rail-line would be increased by approximately $500 per rail car which would make it prohibitive for Hudson and HLL to continue their businesses. As a result, Hudson and HLL initiated the lawsuit to enjoin Greenwood from completing the sale to N&BR and increasing the rates to use the rail-line, and to seek damages. On June 22, 2007, Hudson and HLL’s petition for an injunction against Greenwood and N&BR was denied, however, their claims for damages remain.
     On or about July 25, 2007, Greenwood filed a counterclaim against Hudson and HLL, and additionally named Chartwell International, Inc., Imre Eszenyi and Raymond Kalafsky as third party defendants. Greenwood is claiming that Hudson, HLL, we, Imre Eszenyi and Raymond Kalafsky (collectively the “Defendants”) tortiously interfered with contractual relations between Greenwood and N&BR preventing the sale transaction between Greenwood and N&BR. Additionally, Greenwood is claiming that Hudson and HLL breached their agreements with Greenwood by failing to perform under such agreements, committed a fraud on Greenwood by making material misstatements and conspired as part of the Defendants against Greenwood by interfering with its business, contracts and prospective advantages. Greenwood is seeking damages, specific performance on delivery of certain tonnage reports, payment of host community fees due to the City of Passaic, and an accounting of transactions at Hudson and HLL facilities. We believe that Greenwood’s claims cannot be substantiated by the evidence and we intend to vigorously defend any such claims.
     In the normal course of operations, we may have disagreements or disputes with employees, vendors or customers. These disputes are seen by our management as a normal part of business, and except as set forth above, there are no pending actions currently or no threatened actions that management believes would have a significant material impact on our financial position, results of operations or cash flows.
Relationship with Independent Registered Public Accounting Firm
     We retained the firm of Urish Popeck & Co., LLP (“Urish”) as our Independent Registered Public Accounting Firm for the year ended June 30, 2007, and eleven months ending June 30, 2006. We do not expect any representative of Urish will be present at the Annual Meeting of Stockholders.
Principal Accountant Fees and Services
     The following table shows the fees paid or accrued by us for the audit and other services provided Urish Popeck & Co., LLP (“Urish”) and Ronald R. Chadwick, P.C. (“Chadwick”) for the fiscal periods shown.

	June 30, 2007		June 30, 2006
	Urish	Chadwick	Urish	Chadwick
Audit Fees	$140,000	$—	$92,000	$10,000
Audit — Related Fees	—	—	—	—
Tax Fees	47,000	—	1,000	—
All Other Fees	—	—	—	—

Total	$187,000	$—	$93,000	$10,000

     Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.
     Tax Fees shown above all related to the preparation of our corporate tax returns.
     Our Audit Committee approved the Audit Fees for fiscal years ending June 30, 2007 and 2006, but none of the other fees for 2007 and 2006 or any Audit Fees or other fees for previous periods. Our Audit Committee policies require it to approve the fees and scope of work for all annual audits and quarterly financial statement review. Prior to the formation of our audit committee the full Board of Directors pre-approved all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. The Board of Directors pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm the period March 3, 2005, inception, to July 31, 2005 and for the interim periods through January 31, 2006. The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
Code of Ethics
     We have adopted a code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted our Code of Ethics on our website, at www.chartwellinternational.com and will report any amendment or waiver to the Code of Ethics on our website within five (5) days thereof.
Stockholder Proposals
     Proposals by stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by us not later than August 1, 2008, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on October 1, 2008, and advise stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on October 1, 2008.
     Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to the Assistant Corporate Secretary, Chartwell International Inc., P.O. Box 15308, Newport Beach, California 92659. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information
     The Annual Report on Form 10-KSB for the year ended June 30, 2007, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
     Additional copies of our Annual Report on Form 10-KSB filed with the SEC for the year ended June 30, 2007, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to Chartwell International, Inc., P.O. Box 15308, Newport Beach, California 92659, Attention: Chief Financial Officer.
OTHER BUSINESS
     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors
/s/ Paul Biberkraut
Paul Biberkraut, Corporate Secretary

October 3, 2007
Middletown, New York

PROXY	PROXY
Chartwell International, Inc.
140 East Main Street
Middletown, NY 10940
Telephone: (949) 335-5319
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Imre Eszenyi and Paul Biberkraut as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Chartwell International, Inc. held of record by the undersigned as of October 2, 2007, at the Annual Meeting of Stockholders to be held at law offices of Weintraub Genshlea Chediak, 400 Capitol Mall, Suite 1100, Sacramento, California 95814, at 1:00 p.m. (PST), on November 14, 2007, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER
USING DARK INK ONLY. ☑
1. Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2008.
Nominees

Imre Eszenyi	☐	FOR	☐	WITHHOLD AUTHORITY
David Adams	☐	FOR	☐	WITHHOLD AUTHORITY
Charles Srebnik	☐	FOR	☐	WITHHOLD AUTHORITY
2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature Page Immediately Follows

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: , 200___

NAME OF REGISTERED STOCKHOLDER

SIGNATURE

PRINT NAME OF SIGNATORY

PRINT TITLE

NAME OF REGISTERED STOCKHOLDER

SIGNATURE

PRINT NAME OF SIGNATORY

PRINT TITLE
Common Stock
Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.